Investment Portfolio	as of September 30, 2020 (Unaudited)

DWS CROCI® U.S. VIP

	Shares	Value ($)
Common Stocks 99.4%
Communication Services 12.9%
Diversified Telecommunication Services 4.9%
AT&T, Inc.	103,741	2,957,656
Verizon Communications, Inc.	52,352	3,114,420
		6,072,076
Media 8.0%
Comcast Corp. "A"	71,341	3,300,235
Discovery, Inc. "A"* (a)	140,707	3,063,191
Fox Corp. "A" (a)	121,132	3,371,104
		9,734,530
Consumer Discretionary 5.0%
Household Durables 2.3%
Garmin Ltd.	29,760	2,823,033
Multiline Retail 2.7%
Dollar General Corp.	15,713	3,293,759
Consumer Staples 19.4%
Beverages 2.3%
Molson Coors Beverage Co. "B"	82,594	2,771,854
Food & Staples Retailing 5.0%
Kroger Co.	85,807	2,909,715
Walmart, Inc.	23,157	3,239,896
		6,149,611
Food Products 7.4%
Campbell Soup Co.	59,440	2,875,113
General Mills, Inc.	48,377	2,983,893
J M Smucker Co.	27,436	3,169,407
		9,028,413
Household Products 2.4%
Kimberly-Clark Corp.	19,689	2,907,278
Tobacco 2.3%
Altria Group, Inc.	71,706	2,770,720
Financials 12.0%
Banks 4.7%
M&T Bank Corp.	29,554	2,721,628
U.S. Bancorp.	84,774	3,039,148
		5,760,776
Capital Markets 4.5%
Bank of New York Mellon Corp.	84,075	2,887,135
State Street Corp.	44,736	2,654,187
		5,541,322
Consumer Finance 2.8%
Synchrony Financial	128,675	3,367,425
Health Care 27.1%
Biotechnology 12.4%
AbbVie, Inc.	32,363	2,834,675
Alexion Pharmaceuticals, Inc.*	30,051	3,438,736
Amgen, Inc.	12,827	3,260,111
Gilead Sciences, Inc.	44,710	2,825,225
Regeneron Pharmaceuticals, Inc.*	5,013	2,806,177
		15,164,924
Health Care Providers & Services 2.4%
McKesson Corp.	19,854	2,956,856
Pharmaceuticals 12.3%
Bristol-Myers Squibb Co.	49,160	2,963,856
Johnson & Johnson	20,812	3,098,491
Merck & Co., Inc.	36,790	3,051,731
Mylan NV*	192,680	2,857,444
Pfizer, Inc.	80,966	2,971,452
		14,942,974
Industrials 5.2%
Aerospace & Defense 2.5%
Lockheed Martin Corp.	7,969	3,054,358
Air Freight & Logistics 2.7%
Expeditors International of Washington, Inc.	35,786	3,239,349
Information Technology 17.8%
Communications Equipment 2.4%
Cisco Systems, Inc.	73,776	2,906,037
IT Services 7.5%
Amdocs Ltd.	50,625	2,906,381
Cognizant Technology Solutions Corp. "A"	45,984	3,192,209
International Business Machines Corp.	24,812	3,018,876
		9,117,466
Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	63,338	3,279,642
Software 2.7%
Oracle Corp.	55,907	3,337,648
Technology Hardware, Storage & Peripherals 2.5%
Hewlett Packard Enterprise Co.	326,635	3,060,570
Total Common Stocks (Cost $124,096,052)		121,280,621
Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares”, 0.04% (b) (c) (Cost $5,676,350)	5,676,350	5,676,350
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.09% (b) (Cost $597,327)	597,327	597,327
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $130,369,729)	104.6	127,554,298
Other Assets and Liabilities, Net	(4.6)	(5,572,641)
Net Assets	100.0	121,981,657

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended September 30, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2020	Value ($) at 9/30/2020
Securities Lending Collateral 4.7%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares”, 0.04% (b) (c)
3,120,056	2,556,294 (d)	—	—	—	4,146	—	5,676,350	5,676,350
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.09% (b)
845,193	8,705,928	8,953,794	—	—	4,415	—	597,327	597,327
3,965,249	11,262,222	8,953,794	—	—	8,561	—	6,273,677	6,273,677

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2020 amounted to $5,547,213, which is 4.5% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$121,280,621	$—	$—	$121,280,621
Short-Term Investments (e)	6,273,677	—	—	6,273,677
Total	$127,554,298	$—	$—	$127,554,298

(e)	See Investment Portfolio for additional detailed categorizations.